EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS OCTOBER TRAFFIC
     TEMPE, Ariz., Nov. 4, 2005 — US Airways Group, Inc. (NYSE: LCC) today reported traffic statistics for the month of October 2005. For America West operated flights, revenue passenger miles (RPMs) for the month were 2 billion, a decrease of 2.9 percent from October 2004. Capacity was 2.5 billion available seat miles (ASMs), down 0.3 percent from October 2004. The passenger load factor for October was 77.3 percent versus 79.4 percent in October 2004.
     For US Airways mainline operated flights, RPMs for October 2005 were 2.9 billion, a decrease of 13.3 percent from October 2004. Capacity was 3.9 billion ASMs, down 12.3 percent from October 2004. The passenger load factor for the month of October was 74.8 percent down from 75.6 percent in October 2004.
     “Despite the decline in load factor, we experienced strong growth in yields, which lead to strong unit revenue increases for both airlines during October. In fact, both the former America West and the former US Airways systems produced double digit unit revenue increases during October,” said Scott Kirby, executive vice president, sales and marketing.
     Until US Airways operates under one certificate, data regarding America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express wholly-owned regional carriers and US Airways’ MidAtlantic Airways division will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express combined operational information will also be reported.
     The following summarizes America West, US Airways, US Airways Express and US Airways Group, Inc. combined October and year-to-date traffic results for 2005 and 2004:

America West Traffic Statistics

OCTOBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	1,966,395	2,026,073	-2.9
Domestic	1,911,382	1,976,098	-3.3
International	55,013	49,975	10.1

AVAILABLE SEAT MILES (000)	2,544,204	2,551,243	-0.3
Domestic	2,471,127	2,480,083	-0.4
International	73,077	71,160	2.7

LOAD FACTOR (%)	77.3	79.4	-2.1 PTS
ENPLANEMENTS	1,809,332	1,822,167	-0.7

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	20,356,604	19,474,252	4.5
Domestic	19,649,053	18,869,733	4.1
International	707,551	604,519	17.0

AVAILABLE SEAT MILES (000)	25,476,222	25,101,559	1.5
Domestic	24,557,349	24,294,442	1.1
International	918,873	807,117	13.8

LOAD FACTOR (%)	79.9	77.6	2.3 PTS
ENPLANEMENTS	18,534,828	17,618,233	5.2
US Airways Traffic Statistics

OCTOBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	2,940,056	3,391,126	-13.3
Domestic	2,119,762	2,533,802	-16.3
International	820,294	857,324	-4.3

AVAILABLE SEAT MILES (000)	3,932,678	4,486,324	-12.3
Domestic	2,860,537	3,375,795	-15.3
International	1,072,140	1,110,530	-3.5

LOAD FACTOR (%)	74.8	75.6	-0.8 PTS
ENPLANEMENTS	2,996,049	3,527,594	-15.1

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	33,569,245	33,846,492	-0.8
Domestic	24,512,229	24,734,716	-0.9
International	9,057,016	9,111,776	-0.6

AVAILABLE SEAT MILES (000)	44,160,665	44,710,429	-1.2
Domestic	32,642,987	33,088,267	-1.3
International	11,517,678	11,622,162	-0.9

LOAD FACTOR (%)	76.0	75.7	0.3 PTS
ENPLANEMENTS	34,460,818	34,893,748	-1.2
US Airways Express Traffic Statistics

OCTOBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	298,833	253,900	17.7
Domestic	298,833	253,900	17.7

AVAILABLE SEAT MILES (000)	468,432	382,956	22.3
Domestic	468,432	382,956	22.3

LOAD FACTOR (%)	63.8	66.3	-2.5 PTS
ENPLANEMENTS	822,502	725,280	13.4

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	2,948,210	1,626,921	81.2
Domestic	2,948,210	1,626,921	81.2

AVAILABLE SEAT MILES (000)	4,659,870	2,658,632	75.3
Domestic	4,659,870	2,658,632	75.3

LOAD FACTOR (%)	63.3	61.2	2.1 PTS
ENPLANEMENTS	7,963,240	5,795,699	37.4
US Airways Group, Inc. Combined October Traffic Statistics

OCTOBER RESULTS	2005	2004	% Change

REVENUE PSGR MILES (000)	5,205,284	5,671,099	-8.2
Domestic	4,329,977	4,763,800	-9.1
International	875,307	907,299	-3.5

AVAILABLE SEAT MILES (000)	6,945,314	7,420,523	-6.4
Domestic	5,800,096	6,238,834	-7.0
International	1,145,217	1,181,690	-3.1

LOAD FACTOR (%)	74.9	76.4	-1.5 PTS
ENPLANEMENTS	5,627,883	6,075,041	-7.4

YEAR-TO-DATE	2005	2004	% Change

REVENUE PSGR MILES (000)	56,874,059	54,947,665	3.5
Domestic	47,109,492	45,231,370	4.2
International	9,764,567	9,716,295	0.5

AVAILABLE SEAT MILES (000)	74,296,757	72,470,620	2.5
Domestic	61,860,206	60,041,341	3.0
International	12,436,551	12,429,279	0.1

LOAD FACTOR (%)	76.5	75.8	0.7 PTS
ENPLANEMENTS	60,958,886	58,307,680	4.5
Integration Update
As part of the airline’s monthly traffic release, US Airways will provide a brief update on the integration process between US Airways and America West. Listed below are major accomplishments from the month of October:
•	To date, 16 of 38 common-use airports integrated.

•	Oct. 2, first phase of code-sharing began. To date, 215 city pairs now available for purchase.

•	Oct. 5, customers can earn and burn frequent flyer miles across the entire combined route network.

•	Oct. 10, announced that the reservation system for combined airline will be the EDS reservation system currently used by America West.

•	Oct. 25, US Airways signed a lease for the 148,000 square foot Rio West Business Park to house a portion of consolidated operations in Tempe with plans to house a variety of functions into the new buildings in April 2006.
     For the month of October 2005, America West will report domestic on-time performance of 84.1 percent and a completion factor of 98.7 percent to the U.S. Department of Transportation (DOT). US Airways will also report to the DOT domestic on-time performance of 79.8 percent and a completion factor of 98.0 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing nearly 36,000 aviation professionals. US Airways, US Airways Shuttle and US Airways Express operate approximately 4,000 flights per day and serve more than 225 communities in the U.S., Canada, Europe, the Caribbean and Latin America. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCCT)
     US Airways is a member of the Star Alliance, which was established in 1997 as the first truly global airline alliance to offer customers global reach and a smooth travel experience. Star Alliance has been voted Best Airline Alliance by Skytrax in 2003 and 2005. The members are Air Canada, Air New Zealand, ANA, Asiana Airlines, Austrian, bmi, LOT Polish Airlines, Lufthansa, Scandinavian Airlines, Singapore Airlines, Spanair, TAP Portugal, THAI, United, US Airways and VARIG Brazilian

Airlines. South African Airways and SWISS will be integrated during the first half of 2006. Overall, the member carriers offer more than 15,000 daily flights to 790 destinations in 138 countries.
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the filings of the Company with the SEC, including the Company’s Registration Statement on Form S-1 (File No. 333-126226), which are available at www.usairways.com.
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